                CHINA MINERAL ACQUISITION CORPORATION

                                             ____________, 2004

Charles Fu, Esq.
Fu & Tong LLC
245 Park Avenue, 39th Floor
New York, New York

Gentlemen:

     This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of China Mineral Acquisition Corporation
("CMAC") and continuing until the consummation by CMAC of a "Business
Combination" (as described in CMAC's IPO Prospectus), Fu & Tong LLC shall make available to CMAC certain office and secretarial services as may be required by
CMAC from time to time, situated at 245 Park Avenue, New York, New York. In exchange therefore, CMAC shall pay Fu & Tong LLC the sum of $500 per month on the Effective Date and continuing monthly thereafter.

                                           Very truly yours,

                                           CHINA MINERAL ACQUISITION CORPORATION

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

AGREED TO AND ACCEPTED BY:

FU & TONG LLC

By:
   ------------------------------
   Name: Charles Fu, Esq.
   Title: Partner